UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _______________________________________
FORM 8-K
  _______________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2026
  _______________________________________

UNIVERSAL ELECTRONICS INC.
(Exact name of Registrant as specified in its charter)
  _______________________________________

Delaware	0-21044	33-0204817
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)
15147 N. Scottsdale Road, Suite H300, Scottsdale, Arizona 85254-2494
(Address of principal executive offices and zip code)
(480) 530-3000
(Registrant’s telephone number, including area code)

________________________________________________________________________________________________
(Former name or former address, if changed since last report)
  ______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	UEIC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Universal Electronics Inc. (the “Company”) held its annual meeting of stockholders on May 19, 2026, and the following matters were voted on at such meeting:

1.     The election of the following Class II directors to serve on the Company’s Board of Directors until the annual meeting of stockholders to be held in 2028 or until their respective successors are elected and qualified (the “Director Election Proposal”):

Director	For	Withhold	Broker Non-Votes
Michael D. Burger	7,525,057	609,977	1,635,451
Satjiv S. Chahil	7,008,595	1,126,439	1,635,451
Sue Ann R. Hamilton	6,068,770	2,066,264	1,635,451
John Mutch	7,582,585	552,449	1,635,451
Eric B. Singer	6,306,980	1,828,054	1,635,451

2.    The adoption and approval of an amendment to the Company’s Restated Certificate of Incorporation, as amended, to declassify the Company’s Board of Directors (the “Charter Amendment Proposal”):

For	Against	Abstain	Broker Non-Votes
7,719,323	387,784	27,927	1,635,451

As a result of the Charter Amendment Proposal being approved, all of the Company’s directors will be elected annually beginning with the Company’s 2027 annual meeting of stockholders, notwithstanding the approval of the Director Election Proposal. A copy of the Company’s Restated Certificate of Incorporation, as amended, is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

3.    The adoption and approval of the amendment and restatement of the Company’s Amended and Restated 2018 Equity and Incentive Compensation Plan (a) to increase the number of shares of common stock available for issuance thereunder by 375,000 shares, (b) to extend the term thereof, and (c) to incorporate other amendments thereto consistent with current compensation and governance best practice:

For	Against	Abstain	Broker Non-Votes
7,406,445	705,417	23,172	1,635,451

4.    The approval of, on a non-binding advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
5,572,215	2,277,201	285,618	1,635,451

5.    The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026:

For	Against	Abstain
9,647,501	104,381	18,603

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Restated Certificate of Incorporation of Universal Electronics Inc., as amended through May 19, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Universal Electronics Inc.

Date: May 21, 2026	By: /s/ Wade M. Jenke
Wade M. Jenke
Chief Financial Officer
(Principal Financial Officer)

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